SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2007

QUEST OIL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-26619	98-0207745
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
2038 Corte Del Nogal, Suite 110
Carlsbad, CA 92011
(Address of principal executive offices)

760-804-8844
(Registrant’s Telephone Number)

_____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

On March 14, 2007, in the 216th Judicial District Court of Gillespie County, Texas, Quest Oil Corporation (“Quest”) was granted a court TRO against Mr. Joseph F. Wallen (“Wallen”), B&B Oil, Inc. (“B&B”), and any and all persons working on their behalf or in their direction. The TRO requires both Wallen and B&B desist and refrain from taking any action that interferes with Quest’s current business relationships or contracts until the hearing of Quest’s application for a temporary injunction on March 23, 2007. Wallen and B&B have contractually agreed to extend the TRO protection period from March 23, 2007 to April 16, 2007.

Wallen had been employed as Quest’s Operations Director of all Texas properties until his resignation on January 15, 2007. As previously reported in a Form 8-K filed with the Securities and Exchange Commission on February 2, 2007, during a phone conversation with Wallen on February 19, 2007, Quest became aware of Wallen’s intentions to interfere with the contractual relationships between Quest and certain oil and gas lease holders in Texas including the holders of the Tarver, Tarver “A”, Tarver “B”, Tarver Delbert, Cox, Elliot, Johnson, and Gardner leases.

Wallen claims that all of Quest’s Texas lease holdings consisting of the leases listed above, and additionally the Maxwell, McCall, Midkiff, Shook and Willems leases, have been severed pursuant to the lease terms due to lack of production for the period leading up to Wallen’s resignation. We are currently in the process of investigating the previous production reports under Wallen’s employment as Operations Director and the claim that these leases have been severed under the terms of the leases.

As of the date of this report, these leases are not currently producing, have accrued fines associated with the Texas Railroad Commission and many of the wells on these leases are in need of H-5, H-10 and H-15 pressure integrity testing. In addition, in the event that these wells are not brought back online, Quest may be responsible for certain plug and abandonment liabilities related to these wells.

Section 9 - Financial Statements and Exhibits

         Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

Number	Description

10.1	Temporary Restraining Order granted by the District Court of Gillespie County, Texas in the 216th Judicial District on March 14, 2007.

10.2	Agreement between Quest Oil Corporation and Mr. Joseph F. Wallen extending the TRO protection period from March 23, 2007 to April 16, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

QUEST OIL CORPORATION
/s/	Phillip C. Scott ______________
By:	Phillip C. Scott
Its:	Chief Financial Officer